                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

               ACACIA RESEARCH CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]


                                 April 20, 2000


Dear Stockholder:

    On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, May 16, 2000, at 9:00 a.m., at the Ritz Carlton Huntington Hotel, located at 1401 South Oak Knoll Avenue in Pasadena, California.

    The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" approving an amendment to the Company's Certificate of Incorporation to provide for a classified board of directors, "FOR" the election of the nominated directors to serve until the next Annual Meeting of Stockholders, "FOR" ratification of an amendment to the Company's 1996 Stock Option Plan and "FOR" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

    Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

    Thank you for your continued support.

                                          Cordially,

                                          [/S/ PAUL R. RYAN]

                                          Paul R. Ryan


                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                          ACACIA RESEARCH CORPORATION

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2000

                            ------------------------

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acacia Research Corporation, a Delaware corporation (the "COMPANY"), will be held on Tuesday, May 16, 2000 at 9:00 a.m. at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California, for the following purposes:

    1. To approve an amendment to the Company's Certificate of Incorporation to provide for a classified board of directors;

    2. To elect five directors to serve for terms of one to three years as set forth in Proposal No. 1, or if Proposal No. 1 is not approved, to serve for the ensuing year and until their successors are duly elected and qualified;

    3. To ratify an amendment to the Company's 1996 Stock Option Plan to increase the number of shares authorized to 4,000,000;

    4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2000; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 3, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                          By Order of the Board of Directors,

                                          [/S/ VICTORIA WHITE]

                                          Victoria White
                                          SECRETARY


Pasadena, California
April 20, 2000


                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          ACACIA RESEARCH CORPORATION
                              55 South Lake Avenue
                           Pasadena, California 91101
                                 (626) 396-8300
                            ------------------------

                                PROXY STATEMENT


    The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a Delaware corporation ("ACACIA" or the "COMPANY"), for use at Acacia's annual meeting of stockholders (the "ANNUAL MEETING") to be held on Tuesday, May 16, 2000 at 9:00 a.m., and at any adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California. These proxy solicitation materials were mailed on or about April 20, 2000 to all stockholders entitled to vote at the Annual Meeting.


                             QUESTIONS AND ANSWERS

1.  Q:  WHAT MAY I VOTE ON?

    A: (1) The approval of an amendment to the Company's Certificate of
       Incorporation to provide
           for a classified board of directors;

       (2) The election of five nominees to serve on the Board of Directors;

       (3) The approval of an amendment to the Company's 1996 Stock Option Plan; and

       (4) The approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

2.  Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

    A: The Board of Directors recommends a vote FOR approving an amendment to the Company's Certificate of Incorporation to provide for a classified board of directors, FOR each of the nominees for director, FOR approving an amendment to the Company's 1996 Stock Option Plan increasing the number of shares authorized to 4,000,000 and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

3.  Q:  WHO IS ENTITLED TO VOTE?

    A: Stockholders as of the close of business on April 3, 2000 (the "RECORD
       DATE") are entitled to vote at the Annual Meeting.

4.  Q:  HOW DO I VOTE?

    A: Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by:

       (1) notifying the Secretary of the Company in writing;

       (2) voting in person; or

       (3) returning a later-dated proxy card.

5.  Q:  WHO WILL COUNT THE VOTE?

    A: U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.  Q:  WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

    A: The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.  Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?


    A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, or if your shares are held in "street name," by contacting the broker or bank who holds your shares.


8.  Q:  HOW MANY SHARES CAN VOTE?

    A: As of the Record Date, 14,373,498 shares of Common Stock, the only outstanding voting securities of the Company, were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held.

9.  Q:  WHAT IS A "QUORUM"?

    A: A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

10. Q:  WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

    A: For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will become directors of the Company. The proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. To approve the proposals relating to the amendment to the Company's 1996 Stock Option Plan and the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposals.

       If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

11. Q:  WHAT HAPPENS IF I ABSTAIN?

    A: Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

12. Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

    A: Although we do not know of any business to be considered at the Annual
       Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxyholders, Paul R. Ryan and Victoria White, to vote on such matters at their discretion.

13. Q:  WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

    A: For information regarding holders of more than 5% of the outstanding
       Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

14. Q:  HOW MUCH DID THIS PROXY SOLICITATION COST?

    A: Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and the solicitation of votes for $5,500, plus estimated out-of-pocket expenses of $750. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers, and employees of the Company without additional compensation.

      PROPOSAL NO. 1: AMENDMENT OF COMPANY'S CERTIFICATE OF INCORPORATION
                             (ITEM 1 ON PROXY CARD)

    The Board of Directors has unanimously approved and recommended for stockholder approval an amendment to the Certificate of Incorporation to add a new Article XI providing for a classified Board of Directors (the "CLASSIFIED BOARD AMENDMENT"). Under Delaware law, the Classified Board Amendment would become effective upon stockholder approval and filing of the amendment to the Certificate of Incorporation. The text of the Classified Board Amendment is set forth below:


    RESOLVED, that Article XI of the Company's Certificate of Incorporation read as follows:


                                  "ARTICLE XI

    Except as otherwise provided for or fixed pursuant to the provisions of
    Article IV of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be determined by the Board of Directors in accordance with the Bylaws. The directors, other than those who may be elected by the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. The term of office for the Class I directors shall expire at the annual meeting of the stockholders in 2001; the term of office for the Class II directors shall expire at the annual meeting of the stockholders in 2002; and the term of office for the Class III directors shall expire at the annual meeting of the stockholders in 2003. At each annual meeting of the stockholders commencing in 2001, the successors to the directors whose terms are expiring shall be elected to a term expiring at the third succeeding annual meeting of the stockholders. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office."

    The Certificate of Incorporation does not currently contain any provisions with respect to the term of service or removal of directors. The election of directors is currently governed by the Bylaws, which provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or bylaw approved by stockholders that provide for a classified board of directors.


    The Classified Board Amendment provides that, at the Annual Meeting, the Company's Board of Directors will be divided into three classes (denominated Class I, Class II and Class III) which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the 2001 Annual Meeting, the term of office of the Class II Directors will expire at the 2002 Annual Meeting, and the term of office of the Class III Directors will expire at the 2003 Annual Meeting. Thereafter, the successors to each class of directors shall be elected for three-year terms.

If Proposal No. 1 is not approved, all directors will be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.



    Under Delaware law, the Board of Directors may fill vacancies on a classified board and the directors so appointed will hold office until the next election of the class to which the director was appointed. Delaware law also provides that, unless a corporation's certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. Presently, the Company's directors are elected annually and any or all may be removed, with or without cause, by a majority vote of the outstanding shares entitled to vote with respect to an election of directors. If Proposal No. 1 is adopted, stockholders of the Company will only be able to remove directors for cause.



    The Board of Directors believes the Classified Board Amendment will promote continuity and stability in the Company's management and policies. The Board of Directors further believes that such continuity will facilitate long-range planning and will have a beneficial effect on employee loyalty and confidence from our subsidiaries and affiliated companies. Currently, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given annual meeting by a plurality vote. If Proposal No. 1 is approved, the Board of Directors will be divided into three classes effective with the 2000 Annual Meeting, only one of which classes will stand for election at each annual meeting thereafter. Thus, it will take at least two annual meetings to effectuate a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.


    Because of the additional time required to change control of the Board of Directors, the Classified Board Amendment will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the Classified Board Amendment will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of our outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The Classified Board Amendment will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

VOTE REQUIRED

    The affirmative "FOR" vote of the holders of a majority of shares of the Company's Common Stock outstanding on the Record Date is required for approval of the Classified Board Amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE CLASSIFIED BOARD AMENDMENT. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                     PROPOSAL NO. 2: ELECTION OF DIRECTORS
                             (ITEM 2 ON PROXY CARD)


    At the Annual Meeting, five directors are to be elected. If Proposal No. 1 is approved, five directors will be elected for the staggered terms set forth below. If Proposal No. 1 is not approved, five directors will be elected to hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Robert L. Harris II and Fred A. de Boom are nominated for election as Class I directors for one year terms expiring at the 2001 Annual Meeting. Thomas B. Akin and Edward W. Frykman are nominated for election as Class II directors for two year terms expiring at the 2002 Annual Meeting. Paul R. Ryan is nominated for election as a Class III director for a three year term expiring at the 2003 Annual Meeting.


    Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

NOMINEES

    Biographical summaries and ages as of the date hereof of individuals nominated by the Board of Directors for election as directors are provided below. See "Security Ownership of Certain Beneficial Owners and Management" for data with respect to the number of shares of the Company's Common Stock beneficially owned by each of them, directly or indirectly, as of the Record Date. There is no family relationship among any directors or executive officers of the Company.


                                                                         DIRECTOR
        NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS            AGE       SINCE
        --------------------------------------------          --------   --------
NOMINEES FOR DIRECTOR--CLASS I (TERM EXPIRING 2001)
ROBERT L. HARRIS II, DIRECTOR                                    41        2000
Mr. Harris has been a director since April 2000 and was the
former President and Director of Entertainment Properties
Trust since 1997. Mr. Harris founded Entertainment
Properties Trust which is a publicly-traded company that
purchases real estate from major entertainment companies.
Mr. Harris previously led the International Division and
served as Senior Vice President of AMC Entertainment from
1993 to 1997 and as President of Carlton Browne and Company,
Inc., a holding company and trust with assets in real
estate, insurance and financial services, from 1984 to 1992.
He also serves on the Board of Directors of Imperial
Bancorp, Imperial Ventures, Inc., Imperial Creditcorp and
the George L. Graziadio School of Business and Management at
Pepperdine University.
FRED A. DE BOOM, DIRECTOR                                        64        1995
Mr. de Boom has served as a Director since February 1995,
and he has been a principal in Sonfad Associates since June
1993. Sonfad Associates is a Los Angeles-based investment
banking firm that is involved in mergers and acquisitions,
private debt and equity placements, strategic and financial
business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity
for debt restructuring. Previously, he had been employed as
a Vice President of Tokai Bank for five years and as a Vice
President of Union Bank for eight years. Mr. de Boom
received his B.A. degree from Michigan State University and
his M.B.A. degree from the University of California.
NOMINEES FOR DIRECTOR--CLASS II (TERM EXPIRING 2002)
THOMAS B. AKIN, DIRECTOR                                         47        1998
Mr. Akin has served as a Director since May 1998. Mr. Akin
has been the Managing General Partner of four private
investment funds (Talkot Partners I, Talkot Partners II,
LLC, Talkot Crossover Fund, L.P., and Talkot Capital) since
1996. Mr. Akin previously served in a variety of capacities
for Merrill Lynch and Co., including Managing Director of
Western Regional Sales from 1986 to 1994. Mr. Akin holds a
B.A. from the University of California at Santa Cruz and
attended the University of California at Los Angeles
Graduate School of Business. He also serves on the Board of
Directors of eFax.com and Infotec Inc.
EDWARD W. FRYKMAN, DIRECTOR                                      63        1996
Mr. Frykman has served as a Director since April 1996. Mr.
Frykman has been an Account Executive with Crowell, Weedon &
Co. since 1992. Previously, Mr. Frykman served as Senior
Vice President of L.H. Friend & Co. Both Crowell, Weedon &
Co. and L.H. Friend & Co. are investment brokerage firms
located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton where he served as the Manager of the Los Angeles Regional Retail
Office.

                                                                         DIRECTOR
        NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS            AGE       SINCE
        --------------------------------------------          --------   --------
NOMINEES FOR DIRECTOR--CLASS III (TERM EXPIRING 2003)
PAUL R. RYAN, CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT
AND CHIEF EXECUTIVE OFFICER                                      54        1995
Mr. Ryan has served as a Director since August 1995 and as
President and Chief Executive Officer since January 1997 and
Chairman since April 2000. Prior to being named Chief
Executive Officer, he was Executive Vice President and Chief
Investment Officer of the Company from 1996 through 1997 and
Vice President, Capital Management of the Company from 1995
through 1996. He was formerly co-founder and general partner of the American Health Care Fund, L.P., held positions with
Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was
a private venture capital investor. He holds a B.S. from
Cornell University and attended the New York University
Graduate School of Business.


VOTE REQUIRED

    To elect directors, the nominees for director who receive the most votes will become directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FIVE NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held a total of 19 meetings during the fiscal year ended December 31, 1999. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.


    The Audit Committee currently consists of Fred A. de Boom, Richard L. Harris II and Edward W. Frykman. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Company's Audit Committee held one meeting during 1999. The Audit Committee is also responsible for maintaining a line of communication between the Board of Directors and the Company's independent accountants.


    The Compensation Committee, which currently consists of Thomas B. Akin, Fred
A. de Boom and Edward W. Frykman, is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 1996 Stock Option Plan. The Compensation Committee held seven meetings during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    In 1999, Edward R. Frykman served as a member of the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. See "Certain Relationships and Related Transactions" and "Director Compensation" for a discussion of certain relationships between the Company and Mr. Frykman.

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a non-discretionary grant of options to purchase 20,000 shares of the Company's Common Stock upon joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 5,000 shares of the Company's Common Stock, all such grants at an exercise price equal to the market price on the date of grant. In addition, non-employee directors receive compensation in the amount of $750 for each meeting of the Board of Directors and for any Board committee meeting not immediately preceding or following a Board of Directors meeting attended in person and $250 for each telephonic meeting. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board committees and the performance of Board duties.

    In December 1999, the Compensation Committee awarded Mr. Frykman an option to purchase 20,000 shares at an exercise price of $23.75 per share to vest in equal installments over a two year period, with the first vesting after 6 months and quarterly thereafter. The option expires in 5 years and was awarded to Mr. Frykman in recognition for services rendered in connection with the Company's 401(k) plan and other special projects.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information concerning the executive officers of the Company as of the date hereof.

                                                President and Chief Executive
Paul R. Ryan                            54        Officer
Peter Frank                             42      Chief Financial Officer

Biographical information on Mr. Ryan is set forth above under the caption "Nominees."


    PETER FRANK has served as Chief Financial Officer since October 1999. Mr Frank was formerly Chief Financial Officer of Gramercy Pictures, interim Chief Financial Officer of RKO Pictures, Vice President, Marketing, Finance and Administration of 20th Century Fox, Director Corporate Audit for Fox Inc., and a manager with Arthur Young & Company. He holds a B.S. in Business Administration from the University of Southern California and is a Certified Public Accountant.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "COMMISSION"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. The address for each person is Acacia Research Corporation, 55 South Lake Avenue, Pasadena, California 91101.


                                                              AMOUNT AND NATURE OF
                                                                   BENEFICIAL        PERCENT OF
                                                                OWNERSHIP(1)(2)        CLASS
                                                              --------------------   ----------
R. Bruce Stewart(3).........................................         560,000(a)       3.84%
Paul R. Ryan................................................         478,167(b)         3.27%
Thomas B. Akin(4)...........................................         235,928(c)         1.64%
Kathryn King-Van Wie(5).....................................         198,134(d)        N/A
Fred A. de Boom.............................................          49,000(e)         *
Edward W. Frykman...........................................          29,450(f)         *
Peter Frank.................................................          15,000(g)         *
Robert L. Harris II(6)......................................                 0          *
All Directors and Executive Officers as a Group (six
  persons)(7)...............................................       1,367,545(h)         9.16%


------------------------

*   Represents less than one percent.

(1) All shares which a named stockholder has the right to acquire within 60 days, including through the exercise of stock options and warrants as described below are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such named stockholder, but not the percentage of Common Stock owned by any other stockholder.


(2) Includes the following options exercisable on or within 60 days of the Record Date: (a) options to purchase 200,000 shares; (b) options to purchase 259,167 shares; (c) options to purchase 12,000 shares; (d) options to purchase 86,933 shares; (e) options to purchase 46,000 shares; (f) options to purchase 26,000 shares; (g) options to purchase 15,000 shares; and
    (h) options to purchase 558,167 shares.


(3) Mr. Stewart resigned from the Board of Directors on April 7, 2000.

(4) Includes 105,672 shares held by Talkot Crossover Fund, L.P., of which Mr. Akin serves as managing general partner.

(5) Ms. King-Van Wie resigned her position as Chief Operating Officer in March 2000.


(6) Mr. Harris was appointed to the Board of Directors on April 10, 2000.



(7) Ms. King-Van Wie is not included in this group. See note (5) above.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows information concerning compensation earned for services to the Company in all capacities during the last three fiscal years for the Company's Chief Executive Officer for the last fiscal year and the two highly compensated executive officer whose cash compensation exceeded $100,000 in the last fiscal year (the "NAMED EXECUTIVE OFFICERS"):

                                                                                LONG-TERM
                                                 ANNUAL COMPENSATION           COMPENSATION
                                         -----------------------------------   ------------
                                                                   OTHER        SECURITIES
                                                                  ANNUAL        UNDERLYING
                                          SALARY     BONUS     COMPENSATION      OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR       ($)        ($)           ($)            (#)        COMPENSATION
---------------------------   --------   --------   --------   -------------   ------------   ------------
Paul R. Ryan, President and     1999     104,423         0             0          102,917         40,769(1)
Chief Executive Officer         1998      87,115     2,500             0                0        128,944(1)
                                1997      60,000     5,000             0           50,000        155,597(1)

R. Bruce Stewart, Chairman      1999     130,000         0        21,759(3)             0              0
of the Board of Directors       1998     128,333     2,500        20,308(3)             0              0
and Chief Financial
  Officer(2)                    1997     130,000     5,000        15,473(3)             0              0

Kathryn King-Van Wie,           1999     109,615         0             0           49,584              0
Chief Operating Officer(4)      1998      83,429     2,500             0                0              0
                                1997      72,500     5,000             0           75,000              0

------------------------

(1) Represents his 25% share of the management and performance fees received as general partner of Company affiliated investment funds. See "Transactions with Management--Transactions with Paul R. Ryan."

(2) Mr. Stewart resigned from his position as Chief Financial Officer in October 1999 and from the Board of Directors in April 2000.

(3) Includes $12,721, $8,478, and $13,895 paid by the Company for certain automobile expenses in 1999, 1998, and 1997, respectively.

(4) Ms. King-Van Wie resigned her position as Chief Operating Officer in March 2000.

    The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

STOCK OPTION GRANTS AND EXERCISES

    The following table sets forth information regarding stock options granted to the Named Executive Officers listed below:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                           INDIVIDUAL GRANTS
                           --------------------------------------------------
                                        PERCENT OF
                           NUMBER OF      TOTAL                                 POTENTIAL REALIZABLE VALUE AT
                           SECURITIES    OPTIONS                                     ASSUMED ANNUAL RATE
                           UNDERLYING   GRANTED TO                               OF STOCK PRICE APPRECIATION
                            OPTIONS     EMPLOYEES    EXERCISE OR                      FOR OPTION TERM(1)
                            GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   ------------------------------
NAME                          (#)          YEAR        ($/SH)         DATE       0%($)      5%($)      10%($)
----                       ----------   ----------   -----------   ----------   --------   --------   --------
Paul R. Ryan.............   102,917        14.18%      7.54688       6/30/04          0    214,589    474,184
R. Bruce Stewart.........         0            0           N/A           N/A        N/A        N/A        N/A
Kathryn King-Van Wie.....    49,584         6.83%      7.54688       6/30/04          0    103,386    228,456


------------------------


(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. The amounts are calculated by using the closing market price of a share of Common Stock on the grant date as reported by the Nasdaq National Market and assuming annual compounded stock appreciation rates of 5% and 10% over the full five-year term of the option. The option grants vest over a three-year period. The reported amounts are based on the assumption that the named persons hold the options granted for their full five-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in stock price, which increase benefits all stockholders commensurately.


    The following table sets forth information regarding the stock options exercised by to the Named Executive Officers during the fiscal year ended December 31, 1999 and the value of in-the-money options held by the Named Executive Officers as of December 31, 1999:

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END OPTION
                                     VALUES


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                            1999 YEAR-END(#)             1999 YEAR-END(1)($)
                         ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED(2)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   --------------   -----------   -------------   -----------   -------------
Paul R. Ryan...........          0               0        200,000         50,000       5,850,000      1,462,500
R. Bruce Stewart.......     80,000         225,000        150,000         50,000       4,387,500      1,462,500
Kathryn King-Van Wie...     45,000         346,648        160,000         70,000       4,680,000      2,047,500


------------------------

(1) Represents the difference between the exercise price of the options and the average of the high and low prices of the Company's Common Stock on the Nasdaq Stock Market on December 31, 1999 of $29.25 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the last fiscal year, there were certain transactions that occurred between the Company and its subsidiaries and its directors, executive officers and significant shareholders, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

        TRANSACTIONS WITH PAUL R. RYAN.  In January 1995, prior to the time Paul
    R. Ryan became an officer or director of the Company, the Company and Mr. Ryan entered into an agreement pursuant to which the Company and Mr. Ryan agreed to act as the general partners of certain private investment funds and co-managers to other investment funds. The Company terminated its management of the funds and its capital management division in the fourth quarter of 1999. Under this agreement, the Company is entitled to receive 75% and Mr. Ryan is entitled to receive 25% of the performance and management fees earned in respect of the investment advisory services provided to co-managed investment funds, less certain expenses shared with other parties. Pursuant to this agreement, Mr. Ryan earned approximately $40,769 during fiscal year 1999. Also in January 1995, Mr. Ryan acquired warrants to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share for an investment of $10,000. At the time the warrants were issued, the Company was privately-held and had no actively-traded market for its shares of Common Stock.


        TRANSACTION WITH ROBERT B. STEWART. In August 1997, the Company hired Rob Stewart as Director of Marketing and promoted him to Senior Vice President in 1999. He is responsible for investor relations and capital formation for affiliate companies. Rob Stewart is the son of R. Bruce Stewart, the former Chairman of the Board of Directors who resigned in April 2000. In 1999, Rob Stewart earned a base salary of $94,039 and was awarded an option to purchase 10,000 shares of the Company's Common Stock, vesting over two years, at an exercise price of $23.75 per share. Rob Stewart was previously awarded in 1998 an option to purchase 120,000 shares, vesting over four years, at an exercise price of $3.875 per share.


        TRANSACTION WITH EDWARD R. FRYKMAN. In December 1999, Mr. Frykman received an option to purchase 20,000 shares of the Company's Common Stock for services rendered to the Company. See "Director Compensation."

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1996 Stock Option Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

    The Company's executive compensation program consists of a mixture of base salary, cash bonuses, and stock option awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

    The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

    Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the stockholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with stockholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders as well as provides an incentive to maximize stockholder value. Stock options have value for an employee only if the price of the Company's Common Stock increases above the exercise price on the grant date and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Paul R. Ryan, the Company's President and Chief Executive Officer, received an annual base salary of $104,423 and no bonus in 1999. When Mr. Ryan was appointed Vice President, Capital Management in August 1995 and later Executive Vice President and Chief Investment Officer in May 1996, he received no salary for these additional duties. The cash amounts paid to Mr. Ryan in the form of base salary and bonus were recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above as well as (a) Mr. Ryan's compensation as a general partner in the investment funds, which is pursuant to an agreement entered into prior to his being named an officer of the Company that entitles him to receive 25% of the performance and management fees for investment advisory services rendered the funds; and (b) Mr. Ryan's additional duties and responsibilities as President and Chief Executive Officer. The Board of Directors approved the Compensation Committee's recommendation.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

    The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"), which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                          Respectfully Submitted by the
                                          Compensation
                                          Committee of the Board of Directors,
                                                Thomas B. Akin
                                                Fred A. de Boom
                                                Edward Frykman

                            STOCK PERFORMANCE GRAPH


    The following graph compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years by quarter with the cumulative total return of (i) the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the "NASDAQ INDEX") and (ii) the Index for Nasdaq Financial Stocks (the "INDUSTRY INDEX"). This graph assumes the investment of $100 on June 30, 1995 in the Company's Common Stock, the Nasdaq Index and the Industry Index and assumes any dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ACACIA RESEARCH CORPORATION  NASDAQ STOCK MARKET (US)  NASDAQ FINANCIAL STOCKS
6.30.1995                        100.00                    100.00                   100.00
9.29.1995                        125.00                    112.04                   113.95
12.29.1995                       100.00                    113.41                   122.24
3.29.1996                        145.83                    118.71                   127.18
6.28.1996                        133.33                    128.40                   130.19
9.30.1996                        170.83                    132.97                   141.22
12.31.1996                       125.00                    139.51                   156.73
3.29.1997                        120.83                    132.00                   163.51
6.28.1997                        114.58                    156.20                   190.40
9.30.1997                        200.00                    182.62                   222.19
12.31.1997                       133.33                    171.27                   240.55
3.31.1998                         65.63                    200.04                   254.36
6.30.1998                        132.29                    205.83                   247.75
9.30.1998                         98.99                    185.44                   204.94
12.31.1998                        77.08                    240.98                   232.88
3.31.1999                         65.17                    270.09                   229.13
6.30.1999                        132.29                    295.53                   256.85
9.30.1999                        289.58                    302.69                   222.87
12.31.1999                       487.50                    326.31                   230.34

                     PROPOSAL NO. 3: APPROVAL OF AMENDMENT
                         TO THE 1996 STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)


    At the Annual Meeting, stockholders will be asked to approve an amendment, adopted by the Board of Directors on March 28, 2000 (the "AMENDMENT"), to the 1996 Stock Option Plan (as previously amended and as modified by the Amendment, the "1996 PLAN," unless the context otherwise dictates).


    The Company has recently hired a number of management and other personnel, including those at its subsidiaries, and has granted a significant number of options in connection with such hiring. As a result, the Board of Directors believes that it is prudent to increase capacity under the 1996 Plan in order to assure that sufficient capacity exists in the future for new and existing personnel employed by the Company and its subsidiaries. The Amendment increases
(1) the aggregate share limit under the 1996 Plan by 1,000,000 shares, for a proposed new aggregate share limit of 4,000,000 shares (subject to customary adjustments for recapitalizations and similar events described below) and (2) the maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options, for a proposed new maximum limit of 3,800,000 shares.

    As of March 31, 2000, 113,367 shares had been issued pursuant to an exercise under the Key Employee Program and 1,576,966 shares were subject to outstanding but unexercised options thereunder. As of March 31, 2000, no shares had been issued under the Non-Employee Director Program and 89,000 shares were subject to outstanding but unexercised options thereunder. As of March 31, 2000, a total of 1,309,667 shares remained available for grant purposes (plus any shares which may become available because outstanding options expire, are cancelled, or otherwise terminate before being exercised). Of the proposed 4,000,000 share limit, 3,800,000 shares may be issued pursuant to options qualified as incentive stock options under the Code.

    The benefits to be received in 2000 as a result of the Amendment by the Named Executive Officers, the current executive officers, the current directors who are not officers, and all employees are not determinable, because all grants under the Key Employee Program are discretionary and there is sufficient existing capacity in the Non-Employee Director Program that approval of the Amendment will have no near-term impact on the directors' grants.

    SUMMARY DESCRIPTION OF THE 1996 PLAN


    The 1996 Plan was approved by the Company's stockholders at the 1996 Annual Meeting. Subsequent amendments were adopted by the Board of Directors in March 1998 and October 1999 and approved by the Company's stockholders at the 1998 Annual Meeting and at the Special Meeting of Shareholders in December 1999, respectively. The purposes of the 1996 Plan are to promote the interests of the Company and its stockholders, to improve the long-term financial performance of the Company, and to attract, motivate and retain outside directors, members of management and key individuals by providing competitive financial incentives.


    The 1996 Plan consists of two parts: the Key Employee Program which allows discretionary awards of generally nontransferable nonqualified stock options and incentive stock options to officers of the Company and its subsidiaries, key employees, non-employee directors, and certain other individuals who perform significant services for the Company and its subsidiaries; and the Non-Employee Director Program which provides for automatic annual grants of generally nontransferable nonqualified stock options to non-employee directors.

    The following summary of the 1996 Plan, as modified by the Amendment, is qualified in its entirety by reference to the text of the 1996 Plan and additional provisions, not inconsistent with the 1996 Plan, set forth in the respective award agreements entered into by recipients of options under the 1996 Plan. Capitalized terms not otherwise defined herein have the same meaning as set forth in the 1996 Plan, a copy of which is attached as Appendix A. This summary principally addresses the general provisions of the 1996 Plan; the specific terms and conditions of an option are set forth in each participant's award agreement.

    SHARES ISSUABLE UNDER THE 1996 PLAN. A maximum of 4,000,000 shares of Common Stock may be issued upon the exercise of options under the 1996 Plan. The 4,000,000 shares represent approximately 28% of the Common Stock issued and outstanding on the Record Date.

    The closing price of the Common Stock on the Record Date was $36.375.

    KEY EMPLOYEE PROGRAM

    ELIGIBILITY. Persons entitled to receive awards under the Key Employee Program include officers and key employees (including any executive, administrative, managerial, production, marketing or sales employee) of the Company and its subsidiaries, as well as any non-employee director, and certain other individual consultants, agents, or advisors who render or have rendered bona fide services for the Company and its subsidiaries, other than services in connection with the offering or sale of securities of the Company in a capital raising transaction (collectively, "ELIGIBLE PERSONS"). There are presently approximately 93 eligible employees of the Company and its subsidiaries who may participate in the Key Employee Program, including all of the Company's executive officers and all of its non-employee directors.

    ADMINISTRATION. The Key Employee Program is administered by the Compensation Committee of the Board (the "COMMITTEE"). All Committee members must be "disinterested persons" within the meaning of Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). The Committee has full authority to authorize option grants to Eligible Persons under the 1996 Plan. The Committee determines and designates those Eligible Persons who are to be granted options under the 1996 Plan, the number of shares to be subject to such options and the terms and conditions of the options granted, subject to the express provisions of the 1996 Plan and applicable law. The Committee also has authority to interpret and construe the provisions of the 1996 Plan and any related agreements; to prescribe, amend and rescind rules and regulations relating to the administration of this 1996 Plan; to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate awards held by Eligible Persons, subject to any required consent of the holder of the option; and to accelerate or extend the exercisability or extend the term of outstanding awards, subject to certain limitations.

    GRANT OF AWARDS. The Committee may in its discretion grant one or more incentive stock options and/or nonqualified stock options to any Eligible Person. Each option confers the right to purchase shares of the Company's Common Stock at a future date. The Committee will determine the purchase price per share for each option, provided that the purchase price per share for an incentive stock option must be at least equal to the fair market value of the Common Stock on the award date, or 110% of the fair market value for an incentive stock option granted to any person who at the time such option is granted owns shares of Common Stock representing 10% of the total combined voting power of all classes of Company stock. For a summary of the differences in the tax treatment of the two types of options, see "Federal Income Tax Consequences" on p. 19 below.

    EXERCISE OF OPTIONS. Unless the Committee otherwise provides, no option granted under the Key Employee Program may be exercised until at least six months after the initial award date, subject to acceleration as described below, and, thereafter, such options become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Generally, once exercisable, an option remains exercisable until its expiration or earlier termination. No option may be exercised more than ten years after the date it is granted or such shorter period as the Committee may determine, except that incentive stock options granted to any person who, at the time such option is granted, owns shares of Common Stock representing 10% of the total combined voting power of all classes of stock of the Company shall not be exercisable more than five years after the initial grant of such option.

Subject to these limitations, the Committee may extend or accelerate the exercisability of an option in any circumstances it deems appropriate; however, for circumstances related to a change in control or reorganization, only the Board of Directors may accelerate an option. Payment for the exercise of a stock option may be made (i) in cash, (ii) in shares of Common Stock already owned by the option holder for at least six months, (iii) partly in cash and partly in shares of such Common Stock, (iv) with a promissory note secured by such Common Stock, or (v) by delivery of a notice instructing the Company to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Company equal to the purchase price.

    REGRANTS AND REPRICING. The Committee may grant an option holder, if he or she is otherwise eligible, a new or modified option in lieu of an option granted prior thereto, for a number of shares, at an exercise price, and for a term, which in any of such respects is greater or lesser than that under the earlier option, or may effect similar results by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations under the 1996 Plan or under applicable law. Certain of such changes may require the consent of the holder of the option.

    RELOAD OPTIONS. The Committee may authorize an option holder who uses already-owned shares of Common Stock to pay for the exercise of options to simultaneously receive a new "reload" option. Subject to certain limitations specified in the 1996 Plan, such reload options would give the option holder the right to purchase the same number of shares of Common Stock as such option holder used to pay for the exercise of the earlier options. The exercise price of the reload option would be equal to the fair market value of a share of Common Stock on the date of exercise of the initial option to which the reload feature relates. The reload option would be exercisable only if (i) the option holder is an Eligible Person on the exercise date, (ii) the exercise occurs at least six months after its date of grant and (iii) the initial option to which the reload option relates has not expired or the Committee has extended the period in which the reload option may be exercised. The Committee may also authorize the grant of additional reload options for the number of shares of Common Stock used to pay for the exercise of any prior reload option. In no event, however, shall the aggregate number of additional shares authorized by reload options exceed 50% of the maximum number of shares initially deliverable (subject to adjustments in accordance with the 1996 Plan) on exercise of the base option.

    TERMINATION OF EMPLOYMENT. The Committee may provide in the option agreements (which need not be the same) or otherwise, the extent, if any, to which options will remain exercisable by an Eligible Person or the Eligible Person's personal representative or beneficiary after an Eligible Person's employment by the Company terminates for any reason, including voluntary or involuntary termination, retirement, disability or death, and the extent, if any, to which the exercisability of options may be accelerated or extended upon termination of employment. The Committee may make distinctions based upon the cause of termination in establishing the effect of a termination of employment on the rights and benefits under an award.

    LIMITS ON GRANTS. The maximum number of shares of Common Stock that are issuable under options that during any calendar year are granted to any Eligible Person participating in the Key Employee Program may not exceed 400,000, subject to certain adjustments in accordance with the 1996 Plan. The maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the 1996 Plan is 3,800,000, subject to adjustment in accordance with the 1996 Plan.

    NON-EMPLOYEE DIRECTOR PROGRAM


    ADMINISTRATION. The Non-Employee Director Program provides for automatic grants to members of the Board of Directors who are not officers or employees of the Company or its subsidiaries. Only four persons are currently eligible for the Non-Employee Director Program.

    GRANTS OF AWARDS. Only nonqualified stock options will be awarded under the Non-Employee Director Program. Under this program, each Non-Employee Director at the time of election to the Board of Directors will automatically receive a nonqualified stock option to purchase 20,000 shares of the Company's Common Stock. In addition, on the first business day in each calendar year during the term of the 1996 Plan, each person who is a Non-Employee Director as of such date will be granted automatically on each such date a nonqualified stock option to purchase 5,000 shares of Common Stock.

    EXERCISE OF OPTIONS. Options awarded under the Non-Employee Director Program become exercisable in full twelve months after the award date with the exception of the one-time nonqualified stock options granted to all Non-Employee Directors to purchase 20,000 shares of the Company's Common Stock, which shall vest at the rate of 5,000 shares of Common Stock per year on each of the first four anniversaries of the date of such grant. The options expire on the fifth anniversary of the award date. Such options become immediately exercisable in full upon a change in control event, which includes certain charges in ownership of more than 50% of the outstanding stock and certain mergers, asset sales and changes in Board of Directors composition. Payment for the exercise of an option may be made (i) in cash, (ii) in shares of Common Stock already owned by the option holder, or (iii) partly in cash and partly in shares of Common Stock.

    TERMINATION OF DIRECTORSHIP. When a non-employee director's services as a member of the Board of Directors terminate for any reason, the director's options, to the extent they are exercisable on such date, shall remain exercisable for six months after the date of such termination or until the expiration of their stated term, whichever occurs first. Any option which is not exercisable on the date of termination of such services will terminate upon a termination of service of the director.

    AMENDMENTS AND MISCELLANEOUS

    SHARES AVAILABLE FOR AWARDS--REPLENISHMENT. Shares relating to options granted under the 1996 Plan that expire or for any reason are cancelled or terminated, fail to vest, or for any other reason are not deliverable will again, except to the extent prohibited by law or terms of the 1996 Plan, be available for subsequent options.

    ADJUSTMENT AND ACCELERATION. The number and type of shares available under the 1996 Plan, as well as the number and price of shares subject to outstanding options granted thereunder and other share amounts or limits under the 1996 Plan, are subject to adjustment upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock, any exchange of the Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, or a sale of substantially all of the assets of the Company as an entirety, so that the participant's proportionate interest will be maintained as before the occurrence of any such event. However, options granted to Non-Employee Directors shall be adjusted as described above only to the extent such adjustment is consistent with adjustments to options held by persons other than executive officers or directors of the Company.

    Upon the occurrence of a change in control, each option granted under the 1996 Plan to an Eligible Person will immediately become exercisable, unless the Board of Directors, prior to such change in control, determines otherwise. Generally, a change in control occurs under the 1996 Plan when


(i) the stockholders of the Company approve the dissolution or liquidation of the Company;


(ii) with certain exceptions, the consummation of a merger, consolidation, or other reorganization with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company;

(iii) with certain exceptions, any person becomes the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or


(iv) during any two-year period, individuals who at the beginning of such period constituted the Board of Directors cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.


    TERMINATION OF OR CHANGES TO THE 1996 PLAN. The authority to grant new options under the 1996 Plan will terminate on April 15, 2006, unless the 1996 Plan is terminated prior to that time by the Board of Directors. The Board of Directors may terminate or amend the 1996 Plan at any time, but no amendment may, without the approval of the shareholders, (i) materially increase the benefits accruing to participants under the 1996 Plan, (ii) materially increase the aggregate number of shares which may be issued under the 1996 Plan, or (iii) materially modify the requirements of eligibility for participation. No amendment, suspension or termination of the 1996 Plan will, without the written consent of the participant, materially adversely affect any rights or benefits of such participant or obligations of the Company under any then outstanding award granted under the 1996 Plan.

    TRANSFERABILITY. The 1996 Plan provides that all options are non-transferable and will not become subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit options to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes. Incentive stock options and restricted stock awards will be further subject to all applicable transfer restrictions under the Code. Only the participant, subject to the above exceptions, may exercise an option during the participant's lifetime.

    AWARD AGREEMENT. Each option granted to a Participant must be evidenced by a written Award Agreement executed by the Participant and an authorized officer of the Company, containing all the terms and conditions of the Option. Award Agreements need not be identical and the terms of individual Award Agreements are determined by the Committee, subject to the limitations described in the 1996 Plan.

    COMPLIANCE WITH LAWS. Any securities delivered under the 1996 Plan shall be subject to all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such regulatory approvals as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith, and the person acquiring such securities must, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.


    1996 PLAN NOT EXCLUSIVE. The 1996 Plan does not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to Common Stock, under any other plan or authority. Stockholder approval of the Amendment, however, will not be deemed to constitute approval of any such other compensatory awards.


    FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences of the 1996 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1996 Plan. State and local consequences are beyond the scope of this summary.

    NONQUALIFIED STOCK OPTIONS. In general, no taxable income will be recognized by an Eligible Person or Non-Employee Director who receives an award under the 1996 Plan (a "PARTICIPANT") upon the grant of a nonqualified stock option under the 1996 Plan. Upon the exercise of a nonqualified stock option, the

Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the option exercise price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the Common Stock, the Participant will recognize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. A Participant who is granted an incentive stock option under the 1996 Plan will not recognize taxable income either on the date of grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "DISQUALIFYING DISPOSITION"), the Participant will recognize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or any net loss will be treated as a short-or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the Participant recognizes ordinary income in a Disqualifying Disposition.

    ACCELERATED PAYMENTS. If, as a result of certain changes in control of the Company, a recipient's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

    SECTION 162(M) LIMITS ON DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount which may be deducted by the Company with respect to compensation paid to the Chief Executive Officer and the four other most highly compensated executives to $1 million per tax year for each individual, unless such excess compensation is "performance-based" or is otherwise exempt from Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the shareholders approve the material terms of the 1996 Plan. Stock options that may be granted under the 1996 Plan (other than any nonqualified stock options granted at below market value exercise prices) are intended to qualify for the exemption for performance-based compensation under Section 162(m).

    For information on options granted to directors and executive officers of the Company, see "Director and Executive Officer Compensation" above.

    The number, amount and type of options to be received by or allocated to Eligible Persons in the future under the 1996 Plan cannot be determined at this time. At this time, the Company has not made any additional awards under the 1996 Plan.

    VOTE REQUIRED

    The affirmative "FOR" vote of a majority of the share of the Company's Common Stock cast at the Annual Meeting regarding the proposal is required to approve the Amendment. If they are not approved, the Amendment will not be adopted. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 PLAN AS DESCRIBED ABOVE. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                  PROPOSAL NO. 4: RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                             (ITEM 4 ON PROXY CARD)

    The firm of PricewaterhouseCoopers LLP, the Company's independent accountants for the year ended December 31, 1999, was recommended by the Audit Committee, whose selection was approved by the Board of Directors to act in such capacity for the fiscal year ending December 31, 2000, subject to ratification by the stockholders.

    PricewaterhouseCoopers LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as independent accountants for the Company.

    If the stockholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

    VOTE. The favorable vote of a majority of votes cast regarding the proposal is required to ratify the selection of PricewaterhouseCoopers LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the Commission during the fiscal year ended December 31, 1999 by its directors, officers and holders of more than 10% of the Company's Common Stock complied with the requirements of Section 16(a) with the exception of: (i) Peter Frank and Mary Rose Colonna, who did not timely file Form 3; and (ii) Mr. Akin, Mr. de Boom and Mr. Frykman, who did not timely file Form 5 to report one transaction each.

ANNUAL REPORT TO STOCKHOLDERS

    Enclosed with this Proxy Statement is the Annual Report of the Company for the fiscal year ended December 31, 1999. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Common Stock of the Company on the Record Date for the 2000 Annual Meeting desires additional copies of the Company's Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a stockholder of the Company as of the Record Date and should be directed to Victoria White, Acacia Research Corporation, 55 South Lake Avenue, Pasadena, California 91101.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING


    Proposals of stockholders intended to be presented at the 2001 Annual Meeting must be received by the Company by December 23, 2000 to be considered for inclusion in the Company's proxy statement relating to that meeting. Stockholders desiring to present a proposal at the 2001 Annual Meeting but who do not desire to have the proposal included in the proxy materials distributed by the Company must deliver written notice of such proposal to the Company on or after January 17, 2001 and on or before February 16, 2001 or the persons appointed as proxies in connection with the 2001 Annual Meeting will have discretionary authority to vote on any such proposal.


OTHER BUSINESS

    The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


Dated: April 20, 2000


                                          By Order of the Board of Directors,

                                          [/S/ VICTORIA WHITE]

                                          Victoria White
                                          SECRETARY

                                   APPENDIX A

                          ACACIA RESEARCH CORPORATION

                             1996 STOCK OPTION PLAN

     (as amended on March 30, 1998 and October 6, 1999 and March 28, 2000)

                               TABLE OF CONTENTS


                                                                             PAGE
                                                                           --------
ARTICLE I.   THE PLAN....................................................     A-1
Section 1.1  Purpose.....................................................     A-1
Section 1.2  Administration and Authorization; Power and Procedure.......     A-1
Section 1.3  Participation...............................................     A-2
Section 1.4  Shares Available for Awards.................................     A-2
Section 1.5  Grant of Awards.............................................     A-3
Section 1.6  Award Period................................................     A-3
Section 1.7  Exercise and Vesting of Awards..............................     A-3
Section 1.8  No Transferability..........................................     A-3
ARTICLE II.  KEY EMPLOYEE OPTIONS........................................     A-4
Section 2.1  Grants......................................................     A-4
Section 2.2  Option Price................................................     A-4
Section 2.3  Limitations on Grant and Terms of Incentive Stock Options...     A-5
Section 2.4  Limits on 10% Holders.......................................     A-6
Section 2.5  Option Repricing/Cancellation and Regrant...................     A-6
ARTICLE
III.         NON-EMPLOYEE DIRECTOR OPTIONS...............................     A-6
Section 3.1  Participation...............................................     A-6
Section 3.2  Annual Option Grants........................................     A-6
Section 3.3  Option Price................................................     A-7
Section 3.4  Option Period...............................................     A-7
Section 3.5  Exercise of Options.........................................     A-7
Section 3.6  Termination of Directorship.................................     A-7
Section 3.7  Adjustments.................................................     A-7
Section 3.8  Acceleration Upon a Change in Control Event.................     A-7
ARTICLE IV.  OTHER PROVISIONS............................................     A-8
             Rights of Eligible Persons, Participants and
Section 4.1    Beneficiaries.............................................     A-8
Section 4.2  Adjustments; Acceleration...................................     A-8
Section 4.3  Effect of Termination of Employment.........................     A-9
Section 4.4  Compliance with Laws........................................    A-10
Section 4.5  Tax Withholding.............................................    A-10
             Plan Amendment, Termination and Suspension; Changes in
Section 4.6    Awards....................................................    A-10
Section 4.7  Privileges of Stock Ownership...............................    A-11
Section 4.8  Effective Date of Plan......................................    A-11
Section 4.9  Term of the Plan............................................    A-11
Section
4.10         Governing Law/Construction/Severability.....................    A-11
Section
4.11         Captions....................................................    A-12
Section
4.12         Effect of Change of Subsidiary Status.......................    A-12
Section
4.13         Non-Exclusivity of Plan.....................................    A-12
Section
4.14         No Restriction on Corporate Powers..........................    A-12
Section
4.15         Effect on Other Benefits....................................    A-12
ARTICLE V.   DEFINITIONS.................................................    A-12
Section 5.1  Definitions.................................................    A-12

                          ACACIA RESEARCH CORPORATION
                             1996 STOCK OPTION PLAN
       (as amended March 30, 1998 and October 6, 1999 and March 28, 2000)

ARTICLE I. THE PLAN

    SECTION 1.1  PURPOSE.

    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate and retain key employees, including officers, and directors of the Company and other eligible persons with rewards and incentives for high levels of individual performance and improved financial performance of the Company under the "Key Employee Program" in Article II, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the "Non-Employee Director Program" in Article III. "Corporation" means Acacia Research Corporation and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms if not defined elsewhere in the text of this Plan, are defined in Article V.

    SECTION 1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

       (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

       (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

           (i) to determine from among those eligible persons the particular Eligible Persons who will receive any Awards;

           (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

           (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

           (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and any Eligible Person under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v) to cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
       Section 4.6;

           (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

           (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

           Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Awards shall be non-discretionary, automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Article III will be the responsibility of the Board.

       (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

       (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under or with respect to this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

       (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    SECTION 1.3  PARTICIPATION.

    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors may be granted discretionary Awards in accordance with Article II in addition to any Nonqualified Stock Options granted automatically under the provisions of
Article III.

    SECTION 1.4  SHARES AVAILABLE FOR AWARDS.

    Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

       (a) NUMBER OF SHARES. The maximum aggregate number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan (including under Articles II and III) shall not exceed 4,000,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 3,800,000. Each of the foregoing numerical limits shall be subject to adjustments as contemplated by
       Section 4.2. The maximum number of shares of Common Stock that are issuable under Options that during any calendar year are granted to any Participant shall not exceed 400,000, subject to adjustments contemplated by Section 4.2.

       (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares of Common Stock issuable at any time pursuant to such Option, plus (ii) the number of shares of Common Stock that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares subject to outstanding Awards shall be reserved for issuance. Shares of Common Stock that are subject to or underlie Options that expire or for any reason are canceled or terminated, fail to vest, or for any other reason are not delivered under this Plan will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Options under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of any Option) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan.

    SECTION 1.5  GRANT OF AWARDS.

    Subject to the express provisions of this Plan, the Committee will determine the terms and conditions of all Awards to Eligible Persons, the number of shares of Common Stock subject to each Award and the price to be paid for the shares subject to each Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    SECTION 1.6  AWARD PERIOD.

    All Awards to Eligible Persons and all executory rights or obligations under the related Award Agreements shall expire on such date (if any) as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided herein or in the Award Agreements, provided that the Committee may specifically authorize in writing the deferred delivery of shares of Common Stock otherwise delivered under this Plan. The Committee from time to time may authorize by amendment to or waiver of the Award Agreements or otherwise, as to any number of Awards or all Awards to Eligible Persons, any extension or acceleration of benefits thereunder.

    SECTION 1.7  EXERCISE AND VESTING OF AWARDS.

       (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise provides, no Eligible Person's Award shall be exercisable until at least 6 months after the initial Award Date and, once exercisable, an Award shall remain exercisable until the expiration or earlier cancellation or termination of the Award.

       (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be, and Section
       4.5 and any written statement required pursuant to Section 4.4.

       (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee may, however, in the case of Eligible Persons determine in the Award Agreement or thereafter that cash, other securities, or other property will be paid or transferred in lieu of any factional share interests. No fewer than 100 shares may be required on exercise of an Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

    SECTION 1.8  NO TRANSFERABILITY.

    (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

    (b) EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Incentive Stock Options shall be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8(c)).

    (c) FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

       (i)  transfers to the Corporation,

       (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

       (iii)  transfers pursuant to a QDRO order,

       (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

       (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

ARTICLE II. KEY EMPLOYEE OPTIONS

    SECTION 2.1  GRANTS.

    One or more Options may be granted under this Article to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Other Eligible Persons shall only be Nonqualified Stock Options.

    SECTION 2.2  OPTION PRICE.

       (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option granted under this Article shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Person Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

       (b) PAYMENT PROVISIONS. No shares shall be delivered pursuant to the exercise of an Option granted under this Article until payment of the full purchase price of such shares is received by the Corporation at its principal office located at 55 S. Lake Avenue, Pasadena, California 91101, or at such other place as the Committee may specify from time to time. Payment methods may include any of the following, pursuant to such conditions and rules or procedures as may be established by the Committee from time to time or as may be set forth in the Award Agreement:

       (i)  In cash;

       (ii)  In shares of Common Stock already owned by the Participant;

       (iii) Partly in cash and partly in shares of Common Stock already owned by the Participant; or

       (iv) By delivery of a notice instructing the Corporation to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price; or

       (v) To the extent an applicable Award Agreement so provides, payment may be made in whole or in part by a promissory note executed by the recipient of an Award in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise of the Options granted by such Award in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

Any shares used for payment pursuant to clause (ii) or (iii) above that were acquired by the Participant from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Eligible Person Participant for at least six months prior to such exercise date. Common Stock accepted as a payment shall be valued at the Fair Market Value of the Common Stock on the date of exercise.

       (c) RELOAD OPTIONS. The Committee may provide in an Award Agreement that, effective as of the date of exercise by a Participant of all or part of an Option (the "Base Option") by delivering shares of Common Stock already owned by the Participant to the extent permitted by subsection (b)(ii) or (iii) above, the Eligible Person Participant shall be granted an additional Option (a "Reload Option") to purchase at the Fair Market Value on the date of such exercise and new grant, a number of shares of Common Stock equal to the number of whole shares (subject to reduction in the case of an outstanding Incentive Stock Option to the extent necessary to comply with the $100,000 limit set forth in Section 2.3(a)) used by the Participant to pay or toward the payment of the exercise price of the Base Option, provided the Participant at the time of such exercise is an Eligible Person. The Reload Option may be exercised between the date six months after its grant and the original date of expiration of the Base Option or such later time as the Committee may permit. The Reload Option shall be evidenced in the Award Agreement for the Base Option or by any other writing containing such terms and conditions as the Committee shall approve, which conditions may provide that upon the exercise of any Reload Option, an additional Reload Option may be granted with respect to the number of whole shares used to exercise the prior outstanding Reload Option. In no event, however, shall the aggregate number of additional shares authorized by Reload Option(s) exceed 50% of the maximum number of shares initially deliverable (subject to adjustments pursuant to Section 4.2(a)) on exercise of the Base Option.

    SECTION 2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

       (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

       (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

       (b) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    SECTION 2.4  LIMITS ON 10% HOLDERS.

    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option on the date of grant and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    SECTION 2.5  OPTION REPRICING/CANCELLATION AND REGRANT.

    Subject to Section 1.4 and Section 4.6 and the general limitations on Awards contained elsewhere in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

ARTICLE III. NON-EMPLOYEE DIRECTOR OPTIONS

    SECTION 3.1  PARTICIPATION.

    Awards under this Article III shall be made only to Non-Employee Directors.

    SECTION 3.2  ANNUAL OPTION GRANTS.

       (a) TIME OF INITIAL AWARD. Subject to approval by the shareholders of the Corporation, persons who are Non-Employee Directors at the time of the Plan's adoption on April 16, 1996, and persons who are elected or appointed to the Board after April 16, 1996, on the date of such election, shall each be granted without further action a Nonqualified Stock Option to purchase 20,000 shares of Common Stock.

       (b) SUBSEQUENT ANNUAL AWARDS. On the first business day in each calendar year following the approval of this Plan by the shareholders of the Corporation and during the term of this Plan, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock on each such date.

    SECTION 3.3  OPTION PRICE.

    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The Award Date of Options granted under Section 3.2(a) shall, for purposes of determining the Option price, be April 16, 1996 with respect to Options granted to Non-Employee Directors as of that date, or the date such Option is granted upon election or appointment of the applicable director to the Board with respect to all other Options granted under Section 3.2(a). The purchase price of any shares purchased shall be paid in full at the time of each purchase either (i) in cash or by check of or on behalf of the Non-Employee Director, (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option or (iii) partly in such shares and partly in cash; provided that if payments are made pursuant to clauses (ii) and (iii) above any shares used for such payment that were acquired from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Non-Employee Director Participant for at least six months prior to such exercise date.

    SECTION 3.4  OPTION PERIOD.

    Each option granted under this Article III and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

    SECTION 3.5  EXERCISE OF OPTIONS.

    Each Option granted under this Article III shall become exercisable in full 12 months after the Award Date, except (i) such Options granted pursuant to
Section 3.2(a), which such Options shall vest at the rate of 5,000 shares of Common Stock per year on each of the first four anniversaries of the date of such grant, and (ii) as provided in Section 3.8.

    SECTION 3.6  TERMINATION OF DIRECTORSHIP.

    An Option granted pursuant to this Article shall, if exercisable on the date of a Non-Employee Director Participant's termination of service as a director, remain exercisable only for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. Any Option granted pursuant to Section 3.2 hereof held by such Non-Employee Director Participant which is not exercisable on the date of termination of service shall terminate.

    SECTION 3.7  ADJUSTMENTS.

    Options granted under this Article III shall be subject to adjustment as provided in Section 4.2, but only to the extent that such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on stockholders generally).

    SECTION 3.8  ACCELERATION UPON A CHANGE IN CONTROL EVENT.

    Upon the occurrence of a Change in Control Event, each Option granted under
Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article III (a) is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event in which the Corporation does not survive and (b) no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

ARTICLE IV. OTHER PROVISIONS

  SECTION 4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

       (a) EMPLOYMENT STATUS. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

       (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment or service of such person, with or without cause. Nothing in this Section 4.1(b), however, shall adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

       (c) PLAN NOT FUNDED. This Plan is not subject to Title 1 of ERISA and is not funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

  SECTION 4.2  ADJUSTMENTS; ACCELERATION.

       (a) ADJUSTMENTS. Subject to Section 4.2(e), upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

        (i) in any of such events, proportionately adjust any or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (3) the exercise price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

        (ii) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

       In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of Incentive Stock Options materially adversely affected thereby.

       In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

       (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Subject to Section 4.2(e) and unless prior to a Change in Control Event the Board determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event, each Option will become immediately vested and exercisable.

       The Board may override the limitations on acceleration in this Section
       4.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Board may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Board to occur (subject to Sections 4.2(d) and 4.2(e)) not greater than 30 days before or only upon the consummation of the event.

       (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option has been fully accelerated as permitted by Section 4.2(b) but is not exercised in connection with or prior to (1) a dissolution of the Corporation, (2) an event described in Section 4.2(a) that the Corporation does not survive, or (3) a Change in Control Event approved by the Board, the Option shall terminate if the Board has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Option. If the exercisability of an Option has been timely accelerated in any of the circumstances in (1) through (3) above but the Option is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Option shall terminate upon the occurrence of the event.

       (d) POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Option has been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

       (e) POOLING EXCEPTION. Any discretion with respect to the events addressed in this Section 4.2, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

  SECTION 4.3  EFFECT OF TERMINATION OF EMPLOYMENT.

    The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

  SECTION 4.4  COMPLIANCE WITH LAWS.

    This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money or the use or application of shares under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

  SECTION 4.5  TAX WITHHOLDING.

    Upon any exercise, vesting, or payment of any Award or, if they require upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Beneficiary) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may require or allow any Eligible Person Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) that number of shares valued at their then Fair Market Value to satisfy such withholding obligation. In no event will the value of any shares withheld or reacquired to satisfy applicable withholding obligations exceed the minimum amount of required withholding under applicable law.

  SECTION 4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION; CHANGES IN AWARDS.

       (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

       (b) SHAREHOLDER APPROVAL. To the extent required under Sections 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

       (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Person Participant, his or her rights and benefits under an Award.

       (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any then outstanding Award granted under this Plan. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

  SECTION 4.7  PRIVILEGES OF STOCK OWNERSHIP.

    A Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her, other than benefits incident to the disposition of shares upon due exercise of an Option consistent with the terms of this Plan. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of shares on exercise of an Award.

  SECTION 4.8  EFFECTIVE DATE OF PLAN.

    This Plan is effective as of April 16, 1996, the date of initial Board approval, and was approved by the shareholders on May 14, 1996. The first amendment to the Plan is effective as of March 30, 1998, the date of Board approval, and was approved by the shareholders on April 24, 1998. The second amendment to the Plan is effective as of October 6, 1999, the date of Board approval, subject to shareholder approval by December 31, 1999. The third amendment to the plan is effective as of March 28, 2000, the date of Board approval, subject to shareholder approval by June 30, 2000.

  SECTION 4.9  TERM OF THE PLAN.

    No Award shall be granted more than ten years after the initial effective date of the Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such termination date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

  SECTION 4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

       (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

       (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

       (c) PLAN CONSTRUCTION. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16(b) of the Exchange Act satisfies the applicable requirements of Rule 16b-3 thereunder so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. It is the further intent of the Company that Options granted to a person subject to Section 162(m) of the Code with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

  SECTION 4.11  CAPTIONS.

    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

  SECTION 4.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.

    If an entity ceases to be a Subsidiary, for purposes of this Plan and any Award hereunder, a termination of employment of each employee of such Subsidiary who does not continue as an employee of another entity within the Company shall be deemed to have occurred.

  SECTION 4.13  NON-EXCLUSIVITY OF PLAN.

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  SECTION 4.14  NO RESTRICTION ON CORPORATE POWERS.

    The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

  SECTION 4.15  EFFECT ON OTHER BENEFITS.

    Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

ARTICLE V. DEFINITIONS.

  SECTION 5.1  DEFINITIONS.

       (a) "AWARD" shall mean an award of any Option authorized by and granted under this Plan.

       (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

       (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award, or in the case of Non-Employee Director Awards under Article III, the date of automatic grant under Article III.

       (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

       (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

       (f)  "BOARD" shall mean the Board of Directors of the Corporation.

       (g)  "CHANGE IN CONTROL EVENT" means any of the following:

            (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

            (ii) Consummation of a merger, consolidation, or other
                 reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination.

           (iii) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company,
                 (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (4) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause
                 (ii) above; or

            (iv) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

       (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       (i) "COMMITTEE" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to
       Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

       (j) "COMMON STOCK" shall mean the Common Stock, no par value, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

       (k) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

       (l) "CORPORATION" shall mean Acacia Research Corporation, a California corporation, and its successors.

       (m) "DISINTERESTED" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

       (n) "ELIGIBLE PERSON" shall mean an officer, a key executive, or an administrative, managerial, production, marketing or sales employee of the Company, whether or not such person is a director, or an Other Eligible Person.

       (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

       (p) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       (q) "EXCLUDED PERSON" means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (ii) the Company, (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

       (r) "FAIR MARKET VALUE" shall mean (i) if the Common Stock is listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Common Stock on such exchange on the applicable date of determination, or, if no such sales were made on such date on such exchange, then by such method as of the last date prior thereto on which sales were made, or (ii) if the Common Stock is not listed and registered on any national securities exchange, the simple average of the bid and ask prices per share of Common Stock in the over-the-counter market at the end of the applicable date of determination, or, if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate on such date of determination.

       (s) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provision as are necessary to comply with that section.

       (t) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. Options granted under Article III shall be Nonqualified Stock Options.

       (u) "NON-EMPLOYEE DIRECTOR" shall mean a person who is, as of the applicable date of determination for an award under Article III, (i) a member of the Board of Directors of the Corporation and not an officer or employee of the Company or any affiliate, and (ii) eligible to serve on the Committee.

       (v) "OPTION" shall mean an option to purchase Common Stock under this Plan.

       (w) "OTHER ELIGIBLE PERSON" shall mean any member of the Board, or other individual (to the extent provided in the next sentence) consultant, agent, or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee consultant, agent, or advisor may be granted an Award only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Corporation or (2) the Corporation's compliance with any other applicable laws.

       (x) "PARTICIPANT" shall mean a person who has been granted or has received an Award under this Plan.

       (y)  "PLAN" shall mean this 1996 Stock Option Plan.

       (z)  "QDRO" shall mean a qualified domestic relations order as defined in
       Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder or other decree accorded relief from transfer restrictions under Rule 16b-3.

       (aa) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

       (bb) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

       (cc) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                          ACACIA RESEARCH CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS MAY 16, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          ACACIA RESEARCH CORPORATION

    The undersigned hereby appoints Paul R. Ryan and Victoria White, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of Acacia Research Corporation to be held on May 16, 2000, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 20, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged by the undersigned.

    THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR APPROVING AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS IN PROPOSAL NO. 1; FOR THE ELECTON OF THE FIVE DIRECTOR NOMINEES IN PROPOSAL NO. 2; FOR APPROVING AN AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN INCREASING THE AGGREGATE NUMBER OF AUTHORIZED SHARES TO 4,000,000 IN PROPOSAL NO. 3; AND FOR PROPOSAL NO. 4.
                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)
----------------------------------
            COMMON                        /X/ Please mark your choices like this

The Board of Directors recommends that you vote FOR Proposal No. 1, FOR the nominees on Proposal No. 2, FOR Proposal No. 3 and FOR Proposal No. 4.

(1) The approval of an amendment to the Company's Certificate of Incorporation to provide for a classified board of directors.
                                   / / FOR        / / AGAINST        / / ABSTAIN

(2) The election of the nominees for director specified in the Proxy Statement to the Board of Directors for terms of one to three years as set forth in Proposal No. 1: Class I (term expiring 2001): Robert L. Harris II and
     Fred A. de Boom; Class II (term expiring 2002): Thomas B. Akin and Edward Frykman; Class III (term expiring 2003): Paul R. Ryan. If Proposal No. 1 is not approved, all the nominees will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     / / FOR all nominees listed above (except as marked to the contrary below.)   / / WITHHOLD AUTHORITY to vote for
  all nominees listed below.

     (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

(3) To ratify an amendment to the Company's 1996 Stock Option Plan to increase the number of shares to 4,000,000.
                                   / / FOR        / / AGAINST        / / ABSTAIN

(4) The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2000.
                                   / / FOR        / / AGAINST        / / ABSTAIN

(5) Such other matters as may properly come before the meeting or any adjournment thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect at the meeting.

                                          Dated: _________________________, 2000

                                          ______________________________________
                                                   (Please Print Name)

                                         _______________________________________
                                          (Signature of Holder of Common Stock)

                                         _______________________________________
                                         (Additional Signature if Held Jointly)

                                          NOTE: Please sign exactly as your name
                                          is printed. Each joint tenant should
                                          sign. Executors, administrators,
                                          trustees and guarantors should give
                                          full titles when signing. Corporations
                                          and partnerships should sign in full
                                          corporate or partnership name by
                                          authorized person. Please mark, sign,
                                          date and return your Proxy promptly in
                                          the enclosed envelope, which requires
                                          no postage if mailed in the United
                                          States.